UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Event Reported: January 25, 2007

AURIGA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26013	84-1334687
(State of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

2029 Century Park East, Suite 1130
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

(678) 282-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.      Entry Into a Material Definitive Agreement.

        On August 4, 2006, Auriga Laboratories, Inc., a Delaware corporation (the “Company”), issued to Sorrento Financial Partners, LLC (“Sorrento”) that certain $632,000 Senior Secured Promissory Note (the “Sorrento Note”). The Sorrento Note provides for an interest rate of 8% per annum and is due and payable in full on May 15, 2007. Accrued interest on the Sorrento Note is payable monthly in arrears. Of the Sorrento Note’s principal amount of $632,000, (i) $400,000 represents funds advanced by Sorrento to the Company, and (ii) $232,000 represents an accrued bonus that was owed by the Company to its Chief Executive Officer. At Sorrento’s option, the Sorrento Note is convertible, in whole or in part and at any time after August 4, 2006 and prior to the Sorrento Note’s full repayment, into shares of the Company’s common stock. The number of shares that are issuable upon a conversion of the Sorrento Note is equal to the amount determined by dividing (i) the outstanding principal amount of the Sorrento Note to be converted by (ii) the conversion price of $1.388. The terms of the Sorrento Note were previously reported on the Company’s Form 8-K filed with the Securities and Exchange Commission on August 8, 2006.

        On January 25, 2007, the Company and Sorrento executed a letter agreement amending the Sorrento Note. The letter agreement serves to:

•	Amend the interest rate as follows:

°	For the period from August 4, 2006 through February 14, 2007, the Sorrento Note shall bear interest at the annual rate of eight percent (8%); and

°	For the period from February 15, 2007 through October 15, 2007, the Sorrento Note shall bear interest at the annual rate of ten percent (10%);

•	Establish the following repayment schedule:

°	One Hundred Thirty Two Thousand Dollars ($132,000) of principal shall be paid to Sorrento on February 15, 2007; and

°	The remaining Five Hundred Thousand Dollars ($500,000) of principal shall be paid in equal monthly installments of One Hundred Thousand Dollars ($100,000) beginning on June 15, 2007 with the final payment due on October 15, 2007;

•	Amend the seniority of the Sorrento Note such that it is now subordinate in right of payment to any and all other indebtedness of the Company senior in time to the issuance of the Sorrento Note; and

•	Amend the maturity date of the Sorrento Note by extending such date to October 15, 2007.

        As of January 25, 2007, the outstanding balance under the Sorrento Note remains $632,000. As previously reported on the Company’s Form 8-K filed with the Securities and Exchange Commission on August 8, 2006, the Company’s Chief Executive Officer is the beneficial owner of Sorrento.

        The foregoing description of the letter agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such document filed as Exhibit 10.1 herewith.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit
Number	Document
10.1	Letter Agreement, dated as of January 25, 2007, by and between Auriga Laboratories, Inc. and Sorrento Financial Partners, LLC.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURIGA LABORATORIES, INC.
Date: January 31, 2007	By: /s/ Philip S. Pesin
Philip S. Pesin
Chief Executive Officer

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